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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                             ZOLTEK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

         MISSOURI                   0-20600                 43-1311101
      (State or other          (Commission File          (I.R.S. Employer
      jurisdiction of               Number)               Identification
       organization)                                          Number)

       3101 MCKELVEY ROAD
       ST. LOUIS, MISSOURI                                    63044
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (314) 291-5110


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 28, 2004, Zoltek Companies, Inc. issued a press release announcing a renewed and expanded partnership agreement with BMW Group of Germany with respect to the development of all-carbon fiber composite parts and components for series production. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial statements of businesses acquired. Not applicable.
                -------------------------------------------

            (b) Pro forma financial information. Not applicable
                -------------------------------

            (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2004

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/Zsolt Rumy
                                          ------------------------------------
                                          Zsolt Rumy
                                          Chairman and Chief Executive Officer

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                                EXHIBIT INDEX


 Exhibit
 Number                                Description
 ------                                -----------

  99.1                     Press Release, dated January 28, 2004.



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